EXHIBIT 21.1
Subsidiaries of the Registrants

Entity	Jurisdiction of Formation
Icahn Enterprises Holdings L.P.(1)	Delaware
American Entertainment Properties Corp.	Delaware
Icahn Building LLC	Nevada
AREP Oil & Gas Holdings LLC	Delaware
AREP O&G Holdings LLC	Delaware
NEG Oil & Gas Sub LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
Atlantic Coast Entertainment Holdings, Inc.	Delaware
Icahn Enterprises Onshore/Offshore Investors LLC	Delaware
IEH ARI Holdings LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEH Merger Sub LLC	Delaware
Icahn Strategy Holding Corp.	Delaware
Icahn Strategy 2 LLC	Delaware
Meadow Star LLC	Delaware
IEP Energy Holding LLC	Delaware
IEP Energy LLC	Delaware
Icahn Nevada Management Corp.	Delaware
AEP Rail Corp.	Delaware
ACE Nevada Corp.	Nevada
IEH Portland LLC	Delaware
AC PTC I LLC	Delaware
LV Fairfield Holdings LLC	Delaware
AREP Asset Management LLC	Delaware
AREP New York Holdings LLC	Delaware
AREH (RAY) LLC	Delaware
AREH Concord Holdings LLC	Delaware
AREH Windsor Locks LLC	Delaware
AEP Real Estate Holdings LLC	Delaware
IEH AIM LLC	Delaware
IEH BA LLC	Delaware
IEH BioPharma LLC	Delaware
IEH Canton Ohio LLC	Delaware
IEH Investment I LLC	Delaware
IEH Loop Road LLC	Delaware
IEH Sherman Drive LLC	Delaware
IEH Venture Investments I LLC	Delaware
IEP Ferrous Brazil Sub LLC	Delaware
IEP Parts Acquisition LLC	Delaware
Icahn Nevada Gaming Acquisition LLC	Delaware
Greenville Holding LLC	Delaware
IEP Viga LLC	Delaware
IEH SP LLC	Delaware
ICM GP LLC	Delaware
IPH GP LLC	Delaware
Icahn Capital Management LP	Delaware

Icahn Capital LP	Delaware
Icahn Onshore LP	Delaware
Icahn Offshore LP	Delaware
Icahn Partners LP	Delaware
Icahn Agency Services LLC	Delaware
IEH Investments I LLC	Delaware
Icahn Partners Master Fund LP	Delaware
Federal-Mogul Holdings LLC	Delaware
Federal Mogul Argentina SA.	Argentina
Federal-Mogul Plasticos Puntanos, S.A.	Argentina
Federal-Mogul Pty Ltd	Australia
Federal-Mogul Automotive Pty Ltd.	Australia
FM Motorparts Pty Ltd.	Australia
Federal-Mogul S.A.	Belgium
Federal-Mogul EMEA Distribution Services, BVBA	Belgium
Federal-Mogul Global Aftermarket EMEA BVBA	Belgium
Coventry Assurance, Ltd.	Bermuda
Federal Mogul Componentes de Motores Ltda.	Brazil
Federal-Mogul Friction Products Sorocaba - Sistemas Automotivos Ltda.	Brazil
Federal-Mogul Industria de Autopecas Ltda.	Brazil
Federal-Mogul Sistemas Automotivos Ltda.	Brazil
Federal-Mogul Sorocaba-Holding Ltda	Brazil
FM Participacoes e Investimentos, LTDA	Brazil
Federal-Mogul Canada Limited	Canada
Federal-Mogul (Changshu) Automotive Parts Co., Ltd	China
Federal-Mogul (Chongqing) Friction Materials Co., Ltd.	China
Federal-Mogul (Dalian) Co., Ltd.	China
Federal-Mogul (Langfang) Automotive Components Co., Ltd.	China
Federal-Mogul (Shanghai) Automotive Parts Co., Ltd.	China
Federal-Mogul ARN (Anqing) Powder Metallurgy Co., Ltd	China
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	China
Federal-Mogul Friction Products Co. Ltd.	China
Federal-Mogul (China) Co., Ltd..	China
Federal-Mogul Deva (Qingdao) Automotive Parts Co., Ltd.	China
Federal-Mogul Motorparts Management (Shanghai) Co., Ltd.	China
Federal-Mogul Motorparts (Qingdao) Co., Ltd	China
Federal-Mogul Motorparts (Zhejiang) Limited	China
Federal-Mogul Qingdao Pistons Co. Ltd.	China
Federal-Mogul Sealing System (Nanchang) Co., Ltd.	China
Federal-Mogul Shanghai Bearings Co., Ltd	China
Federal-Mogul Shanghai Compound Material Co., Ltd.	China
Federal-Mogul Zhengsheng (Changsha) Piston Ring Co., LTD	China
Federal-Mogul Motorparts Colombia S.A.S.	Colombia
Sapav Marketing Ltd.	Cyprus
Sibirica Eneergy Limited	Cyprus
Federal-Mogul Friction Products A.S.	Czech Rep.
Federal-Mogul Valvetrain s.r.o	Czech Rep.
Federal-Mogul Aftermarket Egypt LTD	Egypt
Ateliers Juliette Adam SAS	France
Federal Mogul Aftermarket France SAS	France

Federal-Mogul Financial Services SAS	France
Federal-Mogul Ignition Products SAS	France
Federal-Mogul Ignition SAS	France
Federal Mogul Operations France SAS	France
Federal Mogul Piston Rings SAS	France
Federal-Mogul Sealing System SAS	France
Federal-Mogul Services Sarl	France
Federal-Mogul Systems Protection SAS	France
Federal-Mogul SAS	France
Federal-Mogul Valvetrain La Source SAS	France
Federal-Mogul Valvetrain Schirmeck SAS	France
Fonciere de Liberation SAS	France
Saxid SAS	France
Federal-Mogul Aftermarket GmbH	Germany
Federal-Mogul Automotive GmbH & Co. KG	Germany
Federal-Mogul Automotive Verwaltungs GmbH	Germany
Federal-Mogul Betriebsgrundstücke Burscheid GmbH	Germany
Federal-Mogul Bremsbelag GmbH	Germany
Federal-Mogul Burscheid Beteiligungs GmbH	Germany
Federal-Mogul Burscheid GmbH	Germany
Federal-Mogul Deva GmbH	Germany
Federal-Mogul Friction GmbH	Germany
Federal-Mogul Friction Materials Germany GmbH	Germany
Federal-Mogul Friction Products GmbH	Germany
Federal-Mogul Friction Products International GmbH	Germany
Federal-Mogul Friedberg GmbH	Germany
Federal-Mogul Germany Investments Holding GmbH	Germany
Federal-Mogul Heinsberg GmbH	Germany
Federal-Mogul Holding Deutschland GmbH	Germany
Federal-Mogul Ignition GmbH	Germany
Federal-Mogul Immobilien GmbH	Germany
Federal-Mogul Nurenberg GmbH	Germany
Federal-Mogul Motorparts Braking Services GmbH	Germany
Federal-Mogul Powertrain Russia GmbH	Germany
Federal-Mogul R&L Freidberg Casting GmbH & Co. KG………………….	Germany
Federal-Mogul Sealing Systems Bretten GmbH	Germany
Federal-Mogul Sealing Systems GmbH	Germany
Federal-Mogul TP Europe Gmbh & Co. KG	Germany
Federal-Mogul TP Piston Rings GmbH	Germany
Federal-Mogul Valvetrain GmbH	Germany
Federal-Mogul Vermogensverwaltungs GmbH	Germany
Federal-Mogul Verwaltungs und Beteiligungs GmbH	Germany
Federal-Mogul Wiesbaden GmbH	Germany
Goetze Wohnungsbau GmbH .	Germany
Federal-Mogul Motorparts Holding GmbH.	Germany
VTD Vakuumtecknik Dresden GmbH	Germany
Federal-Mogul de Guatemala, S.A.	Guatemala
Curzon Insurance Limited.	Guernsey
Federal-Mogul (T&N) Hong Kong Limited	Hong Kong
Federal-Mogul World Trade (Asia) Limited	Hong Kong

Federal-Mogul Hungary Kft	Hungary
Federal Mogul Wipers Hungary Kft	Hungary
Federal-Mogul Systems Protection Hungary Kft.	Hungary
Federal-Mogul Anand Bearings India Limited	India
Federal-Mogul Anand Sealings India Limited	India
Federal-Mogul Ignition Products India Limited	India
Federal-Mogul Bearing India Limited	India
Federal-Mogul Goetze (India) Limited.	India
Federal-Mogul Powertrain Solutions India Private Limited	India
Federal-Mogul TPR (India) Limited.	India
Federal-Mogul Motorparts (India) Limited	India
Motocare India Private Limited	India
Federal-Mogul Italy S.r.l.	Italy
Federal-Mogul Powertrain Italy S.r.l.	Italy
Saxid s.r.l.	Italy
Federal Mogul Japan K.K.	Japan
Federal-Mogul Asia Investments Holding Korea, Ltd.	Korea
KFM Bearing Co., Ltd.	Korea
KFM Innovative Technology Company Limited	Korea
Federal-Mogul Luxembourg S. a. r. l.	Luxembourg
Federal-Mogul Holdings, Ltd.	Mauritius Is
F-M Holding Mexico, S.A. de C.V.	Mexico
Federal-Mogul de Matamoros, S.A. de C.V.	Mexico
Federal-Mogul de Mexico, S.A. de C.V.	Mexico
Federal-Mogul Distribucion de Mexico, S de RL de CV	Mexico
Federal-Mogul FIL-P43, S. de R.L de C.V.	Mexico
Federal-Mogul FIL-S43, S. de R.L. de C.V	Mexico
Federal-Mogul Lighting, S.A. de C.V.	Mexico
Federal-Mogul Juarez S de R.L. de C.V.	Mexico
Federal-Mogul S.A. de C.V.	Mexico
Federal-Mogul SP Mexico, S. de R.L. de C.V.	Mexico
Federal-Mogul Powertrain Mexico Distribution S de R.L. de C.V.	Mexico
Federal-Mogul Valve Train S. de R.L. de C.V.	Mexico
Forjas y Maquinas, S. de R.L. de C.V	Mexico
McCord Payen de Mexico S. de R.L.	Mexico
Productos de Frenos Automotrices de Calidad S.A. de C.V.	Mexico
Raimsa, S.A. de C.V.	Mexico
Servicios Administrativos Industriales, S.A.	Mexico
Servicio de Componentes Automotrices, S.A. de C.A.	Mexico
Subensambles Internacionales, S.A. de S.V.	Mexico
T&N de Mexico S.de R.L	Mexico
Federal-Mogul Systems Protection Morocco SARL AU	Morocco
Cooperatief Federal-Mogul Dutch Investments B.A.	Netherlands
Federal-Mogul Investments B.V.	Netherlands
Federal-Mogul Motorparts Holding B.V.	Netherlands
Federal-Mogul Motorparts MinorityHolding B.V.	Netherlands
Federal-Mogul VCS Holding B.V.	Netherlands
Federal-Mogul Motorparts Philippines, Inc.	Philippines
Federal-Mogul Bimet Spolka Akcyjna	Poland
Federal-Mogul Finance Services Poland Sp.z.o.o	Poland

Federal-Mogul Gorzyce S.A.	Poland
Federal-Mogul Motorparts Poland sp.z.o.o.	Poland
Federal-Mogul Friction Products Ploiesti s.r.l.	Romania
Federal-Mogul Friction Services s.r.l.	Romania
Federal-Mogul Motorparts Ploiesti s.r.l..	Romania
Federal-Mogul Dimitrovgrad LLC	Russia
Federal-Mogul Naberezhyne Chelny LLC	Russia
Federal-Mogul Powertrain Vostok OOO	Russia
Federal-Mogul VCS OOO	Russia
Trend LLC	Russia
Federal-Mogul Motorparts (Singapore) Pte. Ltd.	Singapore
Federal-Mogul Singapore Investments Pte. Ltd.	Singapore
Federal Mogul (Proprietary) Limited	South Africa
Federal Mogul Aftermarket Southern Africa (Pty) Limited	South Africa
Federal Mogul of South Africa (Pty) Ltd.	South Africa
Federal Mogul Powertrain Systems S A (Proprietary Limited	South Africa
Federal-Mogul Aftermarket Espana, SA	Spain
Federal-Mogul Friction Products Barcelona S.L.	Spain
Federal-Mogul Friction Products SA	Spain
Federal-Mogul Friction Spain S.L.	Spain
Federal-Mogul Iberica, S.L	Spain
F-M Holding Daros AB	Sweden
Federal-Mogul Goteborg AB	Sweden
Federal-Mogul Holding Sweden AB	Sweden
Federal-Mogul GmbH	Switzerland
Federal-Mogul Motorparts Taiwan Co., Limited	Taiwan
Parts Zone (Thailand) Company Limited	Thailand
Federal-Mogul Serina Co., Ltd	Thailand
Federal-Mogul (Thailand) Ltd.	Thailand
Federal-Mogul Motorparts (Thailand) Limited	Thailand
A.E. Group Machines Limited	UK
AE International Limited	UK
Federal-Mogul Aftermarket UK Limited	UK
Federal-Mogul Asia Investments Limited	UK
Federal-Mogul Bradford Limited	UK
Lydmet Limited	UK
Federal-Mogul Employee Trust Administration Limited	UK
Federal-Mogul Engineering Limited	UK
Federal-Mogul Friction Products Limited	UK
Federal-Mogul Global Growth Limited	UK
Federal-Mogul UK Powertrain Limited	UK
Payen International Limited	UK
Federal-Mogul Coventry Limited (f/k/a) Federal-Mogul Sintered Products Limited	UK
Federal-Mogul Technology Limited	UK
Federal Mogul UK Powertrain Limited	UK
Federal-Mogul Valvetrain Limited	UK
Ferodo Limited	UK
F-M Motorparts Limited	UK
F-M Trademarks Limited	UK
Leeds Piston Ring & Engineering Co. Ltd.	UK

Sintration Limited	UK
FDML Holdings Limited	UK
Federal-Mogul UK Investments Limited	UK
Federal-Mogul Limited	UK
Lydmet Limited	UK
Piston Rings (UK) Ltd.	UK
Saxid Limited	UK
Wellworthy Limited	UK
Beck Arnley Holdings LLC	Delaware
Carter Automotive Company, Inc.	Delaware
Federal-Mogul Corporation	Delaware
Federal-Mogul Filtration LLC	Delaware
Federal-Mogul Finance 1, LLC	Delaware
Federal-Mogul Finance 2, LLC	Delaware
Federal-Mogul Global LLC	Delaware
Federal-Mogul Ignition Company	Delaware
Federal-Mogul Piston Rings, Inc.	Delaware
Federal-Mogul Powertrain IP, LLC	Delaware
Federal-Mogul Risk Advisory Serivces LLC	Delaware
Federal-Mogul Transaction LLC	Delaware
Federal-Mogul Motorparts Corporation	Delaware
Federal-Mogul Valve Train International LLC	Delaware
Ferodo America, Inc.	Delaware
F-M Motorparts TSC, Inc.	Delaware
F-M TSC Real Estate Holdings LLC	Delaware
Felt Products Mfg. Co.	Delaware
FM International, LLC	Delaware
Gasket Holdings Inc.	Delaware
Muzzy-Lyon Auto Parts, Inc.	Delaware
T&N Industries Inc.	Delaware
Federal-Mogul Chassis LLC	Delaware
Federal-Mogul Powertrain LLC.	Michigan
Federal-Mogul World Wide, Inc.	Michigan
Speyside Real Estate, Inc.	Michigan
Federal-Mogul Products, Inc.	Missouri
Federal-Mogul Sevierville, Inc.	Tennessee
Federal-Mogul (Vietnam) Ltd	Vietnam
IEP Auto Holdings LLC	Delaware
IEH Auto Parts Holding LLC	Delaware
IEH Auto Parts LLC	Delaware
The Pep Boys Manny Moe & Jack	Pennsylvania
Pep Boys - Manny, Moe & Jack of Delaware, Inc.	Delaware
The Pep Boys - Manny, Moe & Jack of California	California
Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc.	Delaware
Tire Stores Holding Corp.	Delaware
Big 10 Tire Stores, LLC	Delaware
Colchester Insurance Company	Vermont
Carrus Supply Corporation	Delaware
CVR Energy Inc.	Delaware
Coffeyville Refining & Marketing Holdings, Inc.	Delaware

Coffeyville Refining & Marketing, Inc.	Delaware
Coffeyville Nitrogen Fertilizers, Inc.	Delaware
Coffeyville Crude Transportation, Inc.	Delaware
Coffeyville Terminal, Inc.	Delaware
Coffeyville Pipeline, Inc.	Delaware
CL JV Holdings, LLC	Delaware
Coffeyville Resources, LLC	Delaware
Coffeyville Resources Refining & Marketing, LLC	Delaware
Coffeyville Resources Crude Transportation, LLC	Delaware
Coffeyville Resources Terminal, LLC	Delaware
Coffeyville Resources Pipeline, LLC	Delaware
CVR GP, LLC	Delaware
CVR Partners, LP	Delaware
Coffeyville Resources Nitrogen Fertilizers, LLC	Delaware
Coffeyville Finance Inc.	Delaware
Wynnewood Energy Company, LLC	Delaware
Wynnewood Refining Company, LLC	Delaware
CVR Refining Holdings, LLC	Delaware
CVR Refining Holdings Sub, LLC	Delaware
CVR Refining, LLC	Delaware
Wynnewood Insurance Corporation	Hawaii
CVR Refining, LP	Delaware
CVR Refining GP, LLC	Delaware
CVR Nitrogen GP, LLC	Delaware
CVR Nitrogen, LP	Delaware
CVR Nitrogen Finance Corporation	Delaware
East Dubuque Nitrogen Fertlizers, LLC	Delaware
Tropicana Entertainment, Inc.	Delaware
Tropicana Atlantic City Corp.	New Jersey
Tropicana AC Sub Corp.	New Jersey
New Tropicana Holdings, Inc.	Delaware
New Tropicana OpCo, Inc.	Delaware
Aztar Riverboat Holding Company, LLC	Indiana
Aztar Indiana Gaming Company, LLC	Indiana
New Jazz Enterprises, L.L.C.	Nevada
Catfish Queen Partnership in Commendam	Louisiana
Centroplex Centre Convention Hotel, L.L.C.	Louisiana
Columbia Properties Tahoe, LLC	Nevada
MB Development, LLC	Nevada
Tropicana Laughlin, LLC	Nevada
Lighthouse Point, LLC	Mississippi
Tropicana Ent. Cayman Holdings Co. Ltd	Cayman Islands
Aruba Development Corp VBA	Aruba
Tropicana Aruba Casino Operating Co. N.V.	Aruba
Tropicana Aruba Resort Operating Corp. VBA	Aruba
Tropicana St. Louis, LLC	Delaware
TEI (STLH), LLC	Delaware
TEI (ES), LLC	Delaware
TEI (St. Louis) RE, LLC	Delaware
TLH LLC	Delaware

SE Inlet Properties LLC	Delaware
TropWorld Games LLC	Nevada
TEI R7 Investment LLC	Delaware
TEI Management Services LLC	Delaware
Trump Entertainment Resorts. Inc.	Delaware
Trump Entertainment Resorts Holdings LP	Delaware
TERH LP Inc.	Delaware
Trump Entertainment Resorts Development Company LLC	Delaware
TER Development Co. LLC	Delaware
Trump Marina Associates, LLC	New Jersey
Trump Plaza Associates, LLC	New Jersey
Trump Taj Mahal Associates, LLC	New Jersey
American Railcar Industries, Inc.	North Dakota
ARI Fleet Services of Canada, Inc.	Canada
ARI Component Venture LLC	Delaware
ARI Longtrain, Inc.	Delaware
Longtrain Leasing I, LLC	Delaware
Longtrain Leasing II, LLC	Delaware
Longtrain Leasing III, LLC (Formed January 7, 2015)	Delaware
Castings LLC	Delaware
Blue Lagoon Realty, LLC	Delaware
ARI Railcar Services, LLC	Delaware
Southwest Steel Casting Company, LLC	Texas
ARI Property Bude, LLC	Delaware
ARI Property Brookhaven, LLC	Delaware
ARI Property Goodrich, LLC	Delaware
ARI Longview, LLC	Delaware
ARI Mobile Repair Services, LLC	Delaware
ARI Property North Kansas, LLC	Delaware
ARI Property Tennille, LLC	Delaware
Southwest Steel Property, LLC	Delaware
ARI Leasing, LLC	Delaware
American Railcar Leasing, LLC	Delaware
American Railcar Leasing Canada Limited	Delaware
NCF IV LLC	Delaware
ARL First LLC	Delaware
ARI Second LLC	Delaware
ARI Third LLC	Delaware
ARL II Funding LLC	Delaware
ARL Lease Administrators LLC	Delaware
Shippers Third LLC	Delaware
ARL Fifth LLC	Delaware
AEP Leasing LLC	Delaware
NCF I LLC	Delaware
NCF II LLC	Delaware
NCF III LLC	Delaware
RCF 2014 LLC	Delaware
ARL Second LLC	Delaware
ARI Member Corp	Delaware
RCF 2014 Member Corp	Delaware

Shippers Member Corp	Delaware
ARL Member Corp	Delaware
Ferrous Limited	Isle of Man
Ferrous Resources Limited	United Kingdom
Mediterranean Iron Limited	Malta
Atlantic Iron Sarl	Luxembourg
Ferrous Resources Do Brasil S.A.	Brazil
Empresa de Mineracao Esperanca S.A.	Brazil
Mineracao Jacuipe Ltda	Brazil
Viskase Companies, Inc	Delaware
WSC Corp.	Delaware
Viskase Films, Inc.	Delaware
Viskase del Norte, S.A. de C.V.	Mexico
Servicos Viskase del Norte, S.A. de C.V.	Mexico
Viskase S.A.S.	France
Viskase SpA	Italy
Viskase Gmbh	Germany
Viskase Polska SP.ZO.O	Poland
Viskase Brasil Embalagens Ltda	Brazil
Viskase Asia Pacific Corp	Philippines
Viskase Sales Philippines Inc.	Philippines
Viskase Holdings, Inc.	Delaware
Darmex Casings SP.ZO.O	Poland
Walsroder Casings GmbH	Germany
Walsroder Casings Polska Sp.zo.o	Poland
CT Casings Beteiligungs GmbH	Germany
PSC Metals Inc.	Ohio
M W Recycling, LLC	Ohio
TAP USA, LLC	Ohio
PSC Metals - Mitco, LLC	Ohio
Carbon Plate Steel Products, LLC	Ohio
PSC Metals - Knoxville, LLC	Ohio
PSC Metals - Joyce, LLC	Ohio
PSC Metals - CAW, LLC	Ohio
PSC Metals - Alliance, LLC	Ohio
PSC Metals - Elyria, LLC	Ohio
PSC Metals - Garn, LLC	Ohio
PSC Metals - Aliquippa, LLC	Ohio
PSC Metals - Wooster, LLC	Ohio
PSC Metals - Metallics, LLC	Ohio
PSC Metals - Akron, LLC	Ohio
PSC Metals - Massillon, LLC	Ohio
PSC Metals - Newark, LLC	Ohio
PSC Metals - Beaver Falls, LLC	Ohio
PSC Metals - Canton, LLC	Ohio
PSC Metals - Chattanooga, LLC	Ohio
PSC Metals - Rockwood, LLC	Ohio
PSC Metals - St. Louis, LLC	Ohio
PSC Metals - South Knoxville, LLC	Ohio
PSC Metals - New York, LLC	New York

PSC Metals - D&L, LLC	Pennsylvania
CAPPCO Tubular Products Canada, Inc.	Canada
CAPPCO Tubular Products USA, LLC	Georgia
Vero Beach Acquisition LLC	Delaware
Vero Beach Acquisition II LLC	Delaware
AREP Florida Holdings LLC	Delaware
New Seabury Real Estate Holdings LLC	Delaware
IEP RESI LLC	Delaware
IEP Peachtree LLC	Delaware
IEP Dallas LLC	Delaware
AREH Hudson Street LLC	Delaware
GH Vero Beach Development LLC	Delaware
Grand Harbor North Land LLC	Delaware
Vero Beach Title & Escrow Company LLC	Delaware
River Village Tower I	Delaware
River Village Tower II	Delaware
River Village Tower III	Delaware
River Village Tower IV	Delaware
River Village Tower V	Delaware
VB Community Management LLC - New for residential property management in Vero Beach	Delaware
GH Vero Holdings LLC	Delaware
Bayswater Falling Waters LLC	Delaware
Bayswater Development LLC	Delaware
New Seabury Private Sewer Treatment Facility LLC	Delaware
Bayswater Brokerage Mass. LLC	Delaware
New Seabury Properties L.L.C.	Delaware
Grand Harbor Golf Club LLC	Delaware
Oak Harbor Golf Club LLC	Delaware
OH Somerset ALF LLC	Delaware
GHG Asset Management LLC	Delaware
OHG Asset Management LLC	Delaware
Oak Harbor Assisted Living Facility LLC	Delaware
IEH GH Management LLC	Delaware
New Seabury Golf Club LLC	Delaware
NS Beach Club LLC	Delaware
Westpoint Home LLC	Delaware
WestPoint Home Netherlands Holding, LLC	Delaware
WestPoint Home (Netherlands) Coopertief	Netherlands
WestPoint Home Asia Ltd.	British Virgin Islands
WestPoint Pakistan LLC	Delaware
WP IP, LLC	Nevada
WP Trademarks, LLC	Delaware
WP Property Holdings I, LLC	Delaware
WP Property Holdings II, LLC	Delaware
WestPoint Home Stores, LLC	Delaware
WP Sales, Inc.	Delaware
WPH - Nostalgia LLC	Delaware
WP Properties Lanier/Carter, LLC	Delaware
WP Properties Lumberton, LLC	Delaware
WP Properties Wagram, LLC	Delaware

WP Properties Clemson, LLC	Delaware
WP Properties Wagram Facility, LLC	Delaware
WestPoint Home (Netherlands) B.V.	Netherlands
WestPoint Home (Bahrain) W.L.L.	Bahrain
WestPoint Home (Shanghai) Inc.	China

(1) Icahn Enterprises Holdings L.P. is a 99% owned subsidiary of Icahn Enterprises L.P. All other subsidiaries listed above are subsidiaries of Icahn Enterprises Holdings L.P. and therefore are also subsidiaries of Icahn Enterprises L.P.